SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2015
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On January 21, 2015, Blonder Tongue Laboratories, Inc. (the “Company”), R. L. Drake Holdings, LLC, a wholly-owned subsidiary of the Company (“RLD” and with the Company, collectively, “Borrower”), and Santander Bank, N.A. (“Santander”) entered into a Seventh Amendment to Revolving Credit, Term Loan and Security Agreement (the “Seventh Amendment”) to amend that certain Revolving Credit, Term Loan and Security Agreement dated August 6, 2008, as amended by the previous six amendments (as amended to date including the Seventh Amendment, collectively, the “Loan Agreement”).

The Seventh Amendment, among other things, (i) extended by one year the Termination Date of the Loan Agreement (and the term of the Revolver and the Term Loan) from February 1, 2015 to February 1, 2016; (ii) continued the installment payments of principal under the Term Loan at the same monthly payment of $18,125 per month for the additional year until the final payment of unpaid principal and interest is due on February 1, 2016; (iii) increased the interest rates applicable to the Revolver and the Term Loan by one quarter of one percent (0.25%); and (iv) reset and modified the Minimum EBITDA covenant to address the term being extended by one year.  The Seventh Amendment also contains other customary representations, covenants, terms and conditions.  The Company paid a $15,000 amendment fee to Santander in connection with the Seventh Amendment.

The foregoing summary of the Seventh Amendment is not complete and is qualified in its entirety by reference to the Seventh Amendment attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation

 The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.  Upon a default under the Loan Agreement, including the non-payment of principal or interest, the obligations of the Company under the Loan Agreement may be accelerated and the assets securing the obligations secured.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed herewith:

Exhibit 99.1	Seventh Amendment to Revolving Credit, Term Loan and Security Agreement, dated January 21, 2015, between Santander Bank, N.A. and Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:   /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: January 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Seventh Amendment to Revolving Credit, Term Loan and Security Agreement, dated January 21, 2015, between Santander Bank, N.A. and Blonder Tongue Laboratories, Inc. and R. L. Drake Holdings, LLC.

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